Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic July 22, 2025 Q2 Earnings Conference Call

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, and the economy generally. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” "outlook," “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, changes in governmental economic policy, including tariffs, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s Form 8-K filings furnished pursuant to Item 2.02, which can be accessed at bokf.com. All data is presented as of June 30, 2025 unless otherwise noted. Legal Disclaimers 2

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 3

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Q2 Financial Highlights * Non-GAAP measure **Q2 2024 net income adjusted for the Visa B gain and related contribution to the BOKF Foundation and the additional FDIC special assessment expense would have been $131.1 million and EPS of $2.02 per share (Non-GAAP measure. Refer to Form 8-K furnished on July 22, 2024) Attributable to shareholders Per share (diluted) Net Income • Net Income was $140.0 million, or $2.19 per diluted share • Net interest margin expanded 2 basis points to 2.80% and core net interest margin, excluding trading, grew 7 basis points to 3.12%* • Period end loans grew $602 million or 2.5% to $24.3 billion with growth in our core C&I portfolio, commercial real estate, and loans to individuals, partially offset by a decease in energy balances • Asset quality remains very strong with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $74 million or 0.31% of outstanding loans and repossessed assets. Net charge-offs were $561 thousand during Q2 • Continued strong capital and liquidity position with TCE reaching 9.6% during the quarter and a loan to deposit ratio of 64% 4 $163.7 $140.0 $136.2 $119.8 $140.0 $2.54 $2.18 $2.12 $1.86 $2.19 2Q24 3Q24 4Q24 1Q25 2Q25 ($Million, exc. EPS) Q2 2025 Q1 2025 Q2 2024** Net income $140.0 $119.8 $163.7 Diluted EPS $2.19 $1.86 $2.54 Net income before taxes $180.8 $154.8 $211.0 Provision for credit losses $0.0 $0.0 $8.0 Pre-provision net revenue* $180.7 $154.8 $219.0 Efficiency ratio* 65.4% 68.3% 59.8% Revenue Composition as of 6/30/2025 62% 7% 12% 6% 6% 4% 3% Net Interest Income Trading & Brokerage Fiduciary & Asset Management Transaction Card Deposit Service Charges Mortgage Banking Other Revenue

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Additional Details 5 ◦ Period end loan balances increased $602 million, spread broadly across the portfolio with growth in our core C&I portfolio, commercial real estate and loans to individuals, partially offset by lower energy balances. Average loan balances grew $108 million ◦ Average deposits decreased $222 million in Q2, largely attributed to demand deposit balances ◦ The loan-to-deposit ratio increased by 2% to 64% at June 30, but continues to be well below the pre-pandemic level of 79% at Dec. 31, 2019 ◦ Assets under management or administration increased $3.9 billion to $117.9 billion, driven by higher market valuations and continued new business growth ($Billion) Q2 2025 Quarterly Sequential Quarterly YOY Period End Loans $24.3 2.5% (1.1)% Average Loans $24.2 0.5% (0.9)% Period End Deposits $38.2 (0.1)% 5.5% Average Deposits $38.1 (0.6)% 7.0% Fiduciary Assets $71.1 4.4% 14.8% Assets Under Management or Administration $117.9 3.4% 9.7%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Loan Portfolio • Combined Services & General Business (Core C&I) balances increased $87 million or 1.1% linked quarter driven by Native American lending and general business loans • Energy balances decreased $126 million as we continued to see elevated, but subsiding payoffs in this portfolio • Healthcare balances increased $19 million linked quarter • Commercial Real Estate loan balances grew $358 million or 6.9% linked quarter, primarily in multifamily, retail and industrial loans 6 ($Million) June 30, 2025 Mar. 31, 2025 June 30, 2024 Seq. Loan Growth YOY Loan Growth Energy $ 2,734.7 $ 2,860.3 $ 3,451.5 (4.4)% (20.8)% Services 3,658.8 3,704.8 3,577.1 (1.2)% 2.3% Healthcare 3,808.9 3,789.4 4,231.1 0.5% (10.0)% General Business 4,181.7 4,048.8 4,363.7 3.3% (4.2)% Total Commercial $ 14,384.2 $ 14,403.4 $ 15,623.4 (0.1)% (7.9)% Multifamily $ 2,473.4 $ 2,336.3 $ 1,997.3 5.9% 23.8% Industrial 1,304.2 1,163.1 1,215.0 12.1% 7.3% Office 690.1 704.7 876.9 (2.1)% (21.3)% Retail 592.0 497.6 547.7 19.0% 8.1% Residential Construction and Land Development 105.7 105.2 88.3 0.5% 19.8% Other Commercial Real Estate 356.0 356.7 358.4 (0.2)% (0.7)% Total Commercial Real Estate $ 5,521.4 $ 5,163.5 $ 5,083.6 6.9% 8.6% Loans to individuals $ 4,386.6 $ 4,123.5 $ 3,846.6 6.4% 14.0% Total Loans $ 24,292.2 $ 23,690.5 $ 24,553.6 2.5% (1.1)%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Quality Metrics • Credit quality remains exceptional with non-performing assets, excluding loans guaranteed by U.S. government agencies, totaling $74 million or 0.31% of outstanding loans and repossessed assets • Trailing 12 months net charge-offs at 1 bp with net charge-offs of $561 thousand during Q2 • No provision for credit losses was necessary for the quarter, a combined allowance for credit losses of $330 million or 1.36% at quarter end Net Charge-Offs to Average Loans NPA (ex Govt. Guaranteed) as % of Total Loans Annualized 7 0.11% 0.00% 0.01% 0.02% 0.01% 2Q24 3Q24 4Q24 1Q25 2Q25 0.00% 0.20% 0.40% 0.60% 19.1% 18.0% 11.2% 11.3% 12.0% 10.1% 10.3% 4Q18 4Q19 2Q24 3Q24 4Q24 1Q25 2Q25 —% 10.0% 20.0% 30.0% Committed Criticized Assets / Tier 1 Capital & Reserves 1Q 20 2Q 20 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75%

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Scott Grauer EVP, Wealth Management Executive 8

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Markets & Securities Trading Fees • Trading fee income increased $6.3 million driven by steady customer demand and higher mortgage origination volumes from seasonal production Syndication Fees • Syndication fee income grew $1.9 million related to the volume and timing of transactions. This is the highest quarterly revenue in this line since 2022 9 ($Million) Q2 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Trading Fees $ 14.4 $ 6.3 77.9% (47.9)% Mortgage Banking 19.0 (0.8) (4.1)% 2.0% Customer Hedging Fees 7.5 (0.9) (10.5)% 11.0% Brokerage Fees 5.1 0.2 3.1% 5.7% Syndication Fees 5.1 1.9 58.3% 28.1% Investment Banking Fees 6.0 (0.4) (6.2)% (38.4)% Markets & Securities $ 57.1 $ 6.2 12.3% (20.3)% ($Million) Q2 2025 Q1 2025 Q4 2024 Q3 2024 Q2 2024 Trading Fees $ 14.4 $ 8.1 $ 33.1 $ 23.6 $ 27.7 Trading NII* 16.1 15.2 4.6 3.8 (0.3) Total Trading Revenue $ 30.5 $ 23.3 $ 37.7 $ 27.4 $ 27.4 A A Total Trading Revenue A + B B * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Fee Income - Asset Management & Transactions • Record quarter for fiduciary and asset management revenue, transaction card, and deposit service charges • Fiduciary and Asset Management revenue grew $3.0 million driven by increased trust and mutual fund income and a seasonal increase in tax preparation fees • Assets under management or administration (“AUMA”) increased $3.9 billion during the quarter driven by increased market valuations and new business growth • Transaction card revenue grew $2.5 million supported by disciplined pricing strategies, targeted customer acquisition efforts, and a seasonal uplift in transaction activity 10 ($Million) Q2 2025 Qtr. Seq. $ Change Qtr. Seq. % Change Qtr. YOY % Change Markets & Securities $ 57.1 $ 6.2 12.3% (20.3)% Fiduciary & Asset Management 64.0 3.0 4.9% 11.1% Transaction Card 29.6 2.5 9.1% 8.5% Deposit Service Charges & Fees 31.3 1.0 3.4% 5.9% Other Revenue 15.4 0.5 3.2% 9.9% Asset Management & Transactions 140.2 7.0 5.2% 9.2% Total Fees & Commissions $ 197.3 $ 13.2 7.2% (1.3)% B+A A B

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Marty Grunst EVP, Chief Financial Officer 11

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Yields, Rate & Margin Net Interest Income • Net interest income was up $11.9 million linked quarter, driven by the continued upward repricing of fixed-rate securities and loans. Core net interest income, excluding trading, increased $11.0 million* Net Interest Margin • 2 basis points NIM increase with core net interest margin, excluding trading,* increasing 7 basis points 12 ($Million) Q2 2025 Q1 2025 Q2 2024 Quarterly sequential Quarterly YOY Net Interest Income $328.2 $316.3 $296.0 3.8% 10.9% Net Interest Margin 2.80% 2.78% 2.56% 2 bps 24 bps Yield on Loans 6.71% 6.71% 7.41% 0 bps (70) bps Tax-equivalent Yield on Earning Assets 5.47% 5.45% 5.80% 2 bps (33) bps Cost of Interest-bearing Deposits 3.17% 3.24% 3.76% (7) bps (59) bps Rate on Interest- bearing Liabilities 3.40% 3.42% 4.15% (2) bps (75) bps Net Interest Income ($Million) $296.3 $304.4 $308.4 $301.1 $312.0 $(0.3) $3.8 $4.6 $15.2 $16.1 NII excl. Trading * Trading NII 2Q24 3Q24 4Q24 1Q25 2Q25 $0 $100 $200 $300 $400 2.56% 2.68% 2.75% 2.78% 2.80% 2.94% 3.02% 3.09% 3.05% 3.12% Reported NIM NIM excl. Trading * 2Q24 3Q24 4Q24 1Q25 2Q25 2.50% 3.00% 3.50% 4.00% Net Interest Margin * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Expenses • Quarterly personnel expenses were largely consistent with the prior quarter. Increased compensation expenses, primarily driven by the full quarter effect of annual merit increases in March, were offset by a seasonal decrease in payroll taxes. • Non-personnel expense increased $6.4 million, led by increased technology costs related to ongoing projects and operational losses 13 ($Million) Q2 2025 Q1 2025 Q2 2024 % Incr. Seq. % Incr. YOY Personnel Expense $214.7 $214.2 $191.1 0.2% 12.4% Other Operating Expense $139.8 $133.3 $145.6 4.8% (4.0)% Total Operating Expense $354.5 $347.5 $336.7 2.0% 5.3% Efficiency Ratio* 65.4% 68.3% 59.8% --- --- * Non-GAAP measure

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic 2025 Full Year Outlook 14 Changes shown in BOLD *Refer to Slide #2 regarding forward looking statements, expectations above assume no change to economic environment. **Non-GAAP measure Business Driver 2024 Actuals FY '25 As of 07/21/25* Notes EOP Loans $24.1 billion Mid to upper single-digit growth rate Core C&I grew at an 8.1% rate in 2024. CRE loan funding accelerated in Q2. Mortgage Finance expected in Q3. EOP Inv Securities $14.9 billion Flat Net Interest Income $1.2 billion $1.325 to $1.375 billion Assumes two 25bp rate cuts (Sept/Dec) by year-end. Incremental NII growth supported by mix shift of total trading revenue from fees to NII. Fees & Commissions $810 million $775-$825 million Total Revenue $2.05 billion Mid to upper single-digit growth rate Expenses $1.37 billion Mid single-digit growth Expect the lower end of the range Efficiency Ratio** 64.3% Approximately 65% Declining quarterly trend in 2025 as revenue grows. The 2024 efficiency ratio adjusted for discrete items would have been 65.4%. Provision Expense $18 million Below 2024 levels Credit outlook remains strong and charge off levels are expected to remain low.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Question & Answer Session 15

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Stacy Kymes Chief Executive Officer 16

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Appendix 17

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Credit Resilience Disciplined Credit Concentration • CRE limit on total committed balances is 185% of tier one capital plus reserves • Office CRE outstandings only comprise 3% of total loans 18 100 year history in energy lending and a tested playbook • 72% oil / 28% gas-weighted borrowers • Robust stress testing process and 17 petroleum engineers on staff * '25 YTD has been annualized for comparability with prior periods.

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Securities and Interest Rate Risk Position Interest Rate Risk • Approximately 74% of the total loan portfolio is variable rate or fixed rate that reprice within a year • Approximately 82% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Sensitivity to betas - The impact of decreasing our deposit beta by 10% in a down -100 interest rate scenario is 0.19% on NII 19 Scenario* Δ NII % Δ NII $ Down 200 Ramp, year 1 1.89% $26.2 million Down 100 Ramp, year 1 0.80% $11.1 million Up 100 Ramp, year 1 (1.09)% $(15.1) million Up 200 Ramp, year 1 (2.79)% $(38.6) million Securities Portfolio • Short duration with limited extension, current portfolio duration is 3.2 years, extending to only 3.7 years if rates increase 200 bps • RMBS portfolio is all "AAA" rated with average credit enhancement of ~18% • Portfolio runoff for Q2 2025 was $623 million 93% 5% 2% Govt/GSE Guaranteed RMBS Muni BOKF Securities by Guarantee Type 06/30/2025

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Liquidity & Capital * Non-GAAP measure ** Uninsured and non-collateralized deposits excludes intra-bank deposits Liquidity • Period end deposit balances decreased $36 million this quarter • Uninsured and non-collateralized deposit coverage ratio was ~ 171% at June 30, 2025 Capital • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Tier 1 Common Equity ratio if adjusted to include all securities portfolio losses was 12.5%* • Tangible Common Equity ratio including held-to-maturity losses was 9.4%* 20 Q2 2025 Q1 2025 Q2 2024 Loan to Deposit Ratio 63.5% 61.9% 67.7% Period-End Deposits $38.2 billion $38.3 billion $36.2 billion Available Secured Capacity $21.2 billion $21.9 billion $20.4 billion Common Equity Tier 1 13.6% 13.3% 12.1% Total Capital Ratio 14.5% 14.5% 13.3% Tangible Common Equity Ratio * 9.6% 9.5% 8.4% $25.8 $15.1 Potential secured capacity Uninsured and non-collateralized deposits** $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 Coverage Ratio ~171% Uninsured Deposit Coverage ($Billion)

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary 21

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic Quarterly Financial Summary cont. 22

Pri m ar y & se co nd ar y br an d co lor s Data viz colors Data viz monochromatic